VENTURE
                           ADVANTUS VENTURE FUND, INC.
                ANNUAL REPORT TO SHAREHOLDERS DATED JULY 31, 2001

EQUITY
[PHOTO OF STOCK CERTIFICATE]

                                                              [LOGO]ADVANTUS(TM)
                                                              FAMILY OF FUNDS

ADVANTUS VENTURE FUND

TABLE OF CONTENTS


PERFORMANCE UPDATE                 2


INVESTMENTS IN
SECURITIES                         7


STATEMENT OF ASSETS
AND LIABILITIES                   12


STATEMENT OF
OPERATIONS                        13


STATEMENTS OF CHANGES
IN NET ASSETS                     14


NOTES TO FINANCIAL
STATEMENTS                        15


INDEPENDENT AUDITORS'
REPORT                            22


FEDERAL INCOME TAX
INFORMATION                       23


SHAREHOLDER SERVICES              24

LETTER FROM THE PRESIDENT

                                                  [PHOTO OF WILLIAM N. WESTHOFF]

September 18, 2001

Dear Shareholder:

We have all been saddened and touched by the tragic events that took place during the attack on America on September 11. Our deepest sympathy goes out to all the people affected. I want to assure you that Advantus Capital Management's full staff of investment professionals have been active in the markets on your behalf. Our commitment to protecting the investment you've entrusted with us remains our number one priority.

I am writing this letter one week after the terrorist attacks, and wanted to share some key points with you. Within six days of the disaster, all U.S. capital markets were open and doing business. In each case, reopening was orderly, and although markets were down, there were no panicked, extended selloffs. The stock market, the most volatile of the capital markets, closed down only seven percent on September 17. This speaks volumes for the strength and tenacity of America's equity market.

Shortly before the stock market's reopening, the Federal Reserve announced a 50 basis point (one-half percent) cut in the federal funds rate. Any easing by the Fed is viewed by the stock market as a positive for business, and this easing was especially meaningful. It delivered a clear message that America's central bank, the Federal Reserve, will do whatever is needed to keep liquidity flowing through our financial system. Keep in mind that this was the eighth cut in the fed funds rate this year.

There is compelling evidence about how American markets have reacted in the aftermath of a crisis. While U.S. markets can fluctuate at any time, the markets have almost universally rallied in one to three month periods following events of historical magnitude, such as the attack on Pearl Harbor, the Cuban Missile Crisis, the Iraqi invasion of Kuwait and the Oklahoma City bombing.

Although we expect continued volatility, we are optimistic about the markets. Remember that the U.S. capital markets are by far the deepest and most developed capital markets in the world. This results from having the largest, most productive and resilient economy in the world. We believe that one act of terrorism, as horrific and extreme as it was, will not sidetrack an economic powerhouse the size of the United States. We have complete confidence that the U.S. capital markets will fully recover from this set back. Patience, courage and discipline in these trying times are key to successful investing.

If you have questions or concerns about your Advantus account, please contact your financial advisor or call Advantus Shareholder Services at 800-665-6005. You can also access: www.advantusfunds.com for account information. I want to personally thank you for your continued confidence in Advantus Capital Management and remind you that we are here to help you in any way we can.


Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS VENTURE FUND

PERFORMANCE

For the year ended July 31, 2001, the Advantus Venture Fund returned the following for each class of shares currently offered:


          Class A                                    35.18 percent*
          Class B                                    34.01 percent*
          Class C                                    33.94 percent*

By comparison, the Russell 2000 Value Index** returned 23.74 percent for the same period.


PERFORMANCE ANALYSIS

U.S. equity returns for the one-year period ending July 31, 2001 were largely negative. The notable exception to the pattern of negative returns over the latest twelve months was small cap value stocks, which were the beneficiaries of strong investor interest as large cap stocks stumbled badly.

From August 2000 through the end of July 2001, the S&P 500 Index*** lost 14.3 percent of its value while the broader Russell 1000 Index++ fell 15.6 percent. Two characteristics defined the markets during this period. The first was the continued retreat of growth stock investing and the resurgence of value in both absolute terms and relative to growth. As the table below indicates, the magnitude of the growth stock retrenchment was such that it masked the value rebound in the broad indexes across the market capitalization spectrum.


                   INDEX                     12 MONTHS ENDED 7/31/01
     BROAD MARKETS
     DJIA+                                            +1.7%
     S&P 500***                                      -14.3%

     LARGE CAP
     Russell 1000++                                  -15.6%
     Russell 1000 Growth++                           -35.3%
     Russell 1000 Value++                             +6.8%

     SMALL CAP
     Russell 2000**                                   -1.6%
     Russell 2000 Growth**                           -23.5%
     Russell 2000 Value**                            +23.8%

     All returns as of 7/31/01. Source: State Street Research & Management
     Company

The second characteristic was a pronounced size bias in favor of small cap stocks. Large cap stocks returns were negative through most of the twelve months under review with only the August to October period showing a small (+0.6 percent) gain for the Russell 1000 Index.++ The 35.3 percent decline in the growth component of the Index was especially damaging as it overwhelmed the nearly 7 percent gain in large capitalization value stocks as evidenced by the Russell 1000 Value Index.++

[SIDENOTE]
PERFORMANCE UPDATE

[PHOTO OF JOHN BURBANK]
JOHN BURBANK
STATE STREET RESEARCH

The Advantus Venture Fund is a mutual fund designed for investors seeking long-term accumulation of capital. The Fund hopes to achieve its objective by investing primarily in equity securities of small companies, defined in terms of market capitalization, which are believed to be under valued or trading below their true worth, but that appear likely to come back into favor with investors. While Advantus Capital Management, Inc. serves as investment advisor to the Fund, State Street Research & Management Company provides advice to the Venture Fund under a Sub-advisory agreement. Investments in smaller company and micro cap stocks generally carry a higher level of volatility and risk over the short term. Refer to the Fund's prospectus for specific information about risks associated with the investment, as well as charges and expenses.

-    Dividends paid quarterly.

-    Capital gains distributions paid annually.

Although small growth issues suffered along with large cap growth stocks, their pullback was less pronounced. The combination of a free-fall in earnings estimates in larger stocks and valuations that were still high by historical yardsticks, prompted investors to seek out the more attractive combination of attributes available in small capitalization stocks. As a result, style and size biases came together in small value stocks resulting in a 23.8 percent return for the Russell 2000 Value Index** for the year ended July 31, 2001. Not only did small cap value investors escape the carnage in growth stocks during this period but they also enjoyed exceptionally strong absolute returns as well.

The Fund had an outstanding twelve month period. Class A shares of the Fund returned 35.18 percent compared to a gain of 23.8 percent for the Russell 2000 Value Index**, outperforming the benchmark by more than 11 points.

Sector selection benefited from our overweights in Transportation, Consumer Cyclical, Basic Materials added to relative returns. Our decision to underweight Energy and Technology was also accretive to benchmark relative returns.

While sector selection helped performance during the 12-month period, individual stock selection was a far bigger contributor to performance. Strong stock selection in Transportation, Consumer Cyclical, Consumer Staples, Financial, Health Care and Basic Materials were significant contributors to relative performance.

OUTLOOK

U.S. economic growth appears to be stabilizing, albeit at below trend rates. The capital spending overhang, weak corporate profitability, slow job growth, slowing growth overseas and the strong dollar will keep GDP growth in check as we move into 2002. The economy continues to be subject to two powerful and contradictory forces. Weakness in manufacturing, along with wide-scale layoffs, continues to be offset by surprisingly robust consumer spending, particularly in housing and autos. There are emerging signs that the manufacturing sector is stabilizing. The key variable from our perspective as we move into the next twelve-month period will be the consumer. If consumer spending remains steady in the face of rising layoffs and high debt levels, then our forecast for moderate economic growth of 1.75 percent to 2.00 percent in the second half and return to near trend growth of 2.00 percent to 2.50 percent in 2002 will remain intact. This outlook is further supported by moderate and declining levels of inflation and the likelihood of additional Fed rate cuts -- although the end of the Fed easing campaign is clearly in sight. A significant retrenchment in consumer spending would put this scenario at risk.

It is important to keep in mind that while we are aware of and responsive to the larger market and economic environment, our focus is on individual stock selection based on our understanding of a company's profitability, market


[SIDENOTE]

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.

** The Russell 2000 Value Index contains those stocks from the Russell 2000 with low price to book ratios. The Russell 2000 Growth Index contains those stocks from the Russell 2000 with high price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

*** The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

+ The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

++ The Russell 1000 Value Index contains those stocks from the Russell 1000 with low price to book ratios. The Russell 1000 Growth Index contains those stocks from the Russell 1000 with high price to book ratios. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

position, management quality and other considerations. This is driven by an in-depth analysis of the company as opposed to a top-down market forecast.

Our investment philosophy and approach are unchanged. We continue to focus on bottom-up security selection, seeking companies with growing sales and profits, strong free cash flow generation, and multiple price appreciation drivers. We are disciplined and price conscious in both security valuation and in trading. By investing in this manner, we expect to produce attractive returns over the long term.

             COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
                RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through July 31, 2001.

[CHART]

AVERAGE ANNUAL TOTAL RETURN:
CLASS A:
  One year                          27.75%
  Since inception (1/31/97)         11.11%
CLASS B:
  One year                          29.01%
  Since inception (1/31/97)         11.25%
CLASS C:
  One year                          33.94%
  Since inception (1/31/97)         11.54%

                                              RUSSELL 2000
           CLASS A     CLASS B     CLASS C     VALUE INDEX     CPI
1/31/1997  10,000      10,000      10,000      10,000          10,000
7/31/1997  10,944      11,033      11,533      11,790          10,075
7/31/1998  11,919      11,965      12,449      12,503          10,245
7/31/1999  11,456      11,474      11,850      12,487          10,458
7/31/2000  11,884      11,916      12,199      13,090          10,834
7/31/2001  16,065      16,153      16,340      16,198          11,129


The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the perfomance of the index without incurring some charges and expenses.


Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                    MARKET     % OF STOCK
COMPANY                            SHARES           VALUE      PORTFOLIO
Borg-Warner Automotive, Inc.       29,600        $1,568,504          2.9%
Mandalay Resort Group              59,600         1,504,900          2.8%
Western Gas Resources, Inc.        44,500         1,322,540          2.4%
Methanex Corporation              205,900         1,307,465          2.4%
Ocean Energy, Inc.                 63,800         1,253,032          2.3%
Proquest Company                   38,200         1,185,728          2.2%
ACE, Ltd.                          32,700         1,141,557          2.1%
Wabtec Corporation                 77,000         1,116,500          2.1%
BEI Technologies, Inc.             40,000         1,108,400          2.0%
Harrahs Entertainment, Inc.        36,900         1,056,078          2.0%
                                                -----------         -----
                                                $12,564,704         23.2%
                                                ===========         =====

[CHART]

Consumer Staples                           2.9%
Utilities                                  1.6%
Communication Services                      .1%
Cash and Other Assets/Liabilities          8.8%
Transportation                             3.5%
Health Care                                5.2%
Basic Materials                            9.6%
Financial                                 10.2%
Capital Goods                             11.2%
Energy                                    12.4%
Consumer Cyclical                         21.0%
Technology                                13.5%

                                                           ADVANTUS Venture Fund
                                                       INVESTMENTS IN SECURITIES
                                                                   JULY 31, 2001

           (Percentages of each investment category relate to total net assets.)

                                               MARKET
SHARES                                        VALUE(a)
------                                        --------
COMMON STOCK (91.2%)
   BASIC MATERIALS (9.6%)
     Agriculture Products (.7%)
    10,600   Corn Products
              International, Inc.           $   314,820
     5,200   NCO Group, Inc. (b)                119,860
                                            -----------
                                                434,680
                                            -----------
     Chemicals (7.7%)
    92,200   Agrium, Inc. (c)                   954,270
    46,455   American Pacific
              Corporation (b)                   268,956
     6,000   Cabot
              Microcelectronics
              Corporation (b)                   421,500
     3,500   Cambrex Corporation                166,775
   205,900   Methanex
              Corporation(b)(c)               1,307,465
    12,200   Minerals
              Technologies, Inc.                518,134
    18,400   PolyOne Corporation                193,568
    30,632   Stepan Company                     755,079
                                            -----------
                                              4,585,747
                                            -----------
     Iron and Steel (.4%)
     6,964   Belden, Inc.                       170,270
     3,500   Valmont Industries,
              Inc.                               59,185
                                            -----------
                                                229,455
                                            -----------
     Paper and Forest (.8%)
    25,200   Packaging
              Corporation of
              America (b)                       497,700
                                            -----------
   CAPITAL GOODS (11.2%)
     Aerospace/Defense (1.6%)
    21,400   BE Aerospace,
              Inc. (b)                          397,398
     4,195   Curtiss Wright
              Corporation                       208,491
    14,500   Teledyne
              Technologies, Inc. (b)            198,650
     2,700   Triumph Group,
              Inc. (b)                          120,150
                                            -----------
                                                924,689
                                            -----------
     Electrical Equipment (.5%)
     8,100   Technitrol, Inc.               $   201,042
     6,100   UCAR International,
              Inc. (b)                           67,710
                                            -----------
                                                268,752
                                            -----------
     Engineering/Construction (.8%)
    22,200   Elcor Corporation                  486,180
                                            -----------
     Machinery (4.5%)
    24,831   CTB International
              Corporation (b)                   220,996
    38,600   Denison International
              PLC (b)(c)                        675,500
       600   Global Power
              Equipment Group (b)                12,180
    54,600   JLG Industries, Inc.               616,980
    77,000   Wabtec Corporation               1,116,500
                                            -----------
                                              2,642,156
                                            -----------
     Manufacturing (1.4%)
     6,900   ACT Manufacturing,
              Inc. (b)                           54,510
     1,400   Dal-Tile International,
              Inc. (b)                           27,090
    28,256   GenTek, Inc.                       204,856
     4,100   GSI Group, Inc. (b)(c)              32,595
    21,385   Hawk Corporation (b)               112,271
    16,900   Steelcase, Inc.                    260,260
     7,338   Wolverine Tube,
              Inc. (b)                          113,886
                                            -----------
                                                805,468
                                            -----------
     Metal Fabrication (2.1%)
    43,300   ABC-NACO, Inc. (b)                  26,846
    48,201   Ladish Company,
              Inc. (b)                          771,216
    26,504   Penn Engineering &
              Manufacturing
              Corporation                       443,942
                                            -----------
                                              1,242,004
                                            -----------
     Trucks and Parts (.3%)
     5,300   Navistar International
              Corporation (b)                   170,183
                                            -----------


              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                        VALUE(a)
------                                        --------
COMMUNICATION SERVICES (.1%)
     Telecommunication (.1%)
     8,060   Channel Commercial
              Corporation (b)               $    50,778
                                            -----------
   CONSUMER CYCLICAL (21.0%)
     Auto (6.2%)
    25,000   American Axle &
              Manufacturing
              Holdings (b)                      525,500
    29,600   Borg-Warner
              Automotive, Inc.                1,568,504
    16,300   Dura Automotive
              Systems, Inc. (b)                 288,510
    26,000   Lear Corporation (b)             1,029,600
    59,293   Titan International,
              Inc. (b)                          278,084
                                            -----------
                                              3,690,198
                                            -----------
     Building Materials (.3%)
     7,495   Nortek, Inc. (b)                   199,517
                                            -----------
     Houseware (.2%)
     4,900   Furniture Brands
              International, Inc. (b)           141,120
                                            -----------
     Leisure (2.2%)
    13,800   International Game
              Technology (b)                    717,324
    33,220   Steinway Musical
              Instruments, Inc. (b)             597,628
                                            -----------
                                              1,314,952
                                            -----------
     Lodging-Hotel (.9%)
     7,611   MGM Mirage,
              Inc. (b)                          235,180
    22,800   Station Casinos,
              Inc. (b)                          328,092
                                            -----------
                                                563,272
                                            -----------
     Photography/Imagery (.2%)
     6,319   CPI Corporation                    128,592
                                            -----------
     Publishing (1.9%)
    19,600   Belo Corporation                   371,224
    53,200   Hollinger
              International, Inc.               772,464
                                            -----------
                                              1,143,688
                                            -----------
     Retail (1.8%)
     4,400   Ann Taylor Stores
              Corporation (b)               $   141,240
    15,775   Big Lots, Inc. (b)                 207,126
     6,500   Michaels Stores,
              Inc. (b)                          272,805
     7,994   OshKosh B'Gosh, Inc.               239,820
    15,240   Whitehall Jewellers,
              Inc. (b)                          152,857
     4,600   Wilsons The Leather
              Experts, Inc. (b)                  72,680
                                            -----------
                                              1,086,528
                                            -----------
     Service (7.3%)
    17,600   Anchor Gaming (b)                  914,848
    26,800   Argosy Gaming
              Company (b)                       707,520
     4,600   Catalina Marketing
              Corporation (b)                   158,102
    36,900   Harrahs
              Entertainment,
              Inc. (b)                        1,056,078
    59,600   Mandalay Resort
              Group (b)                       1,504,900
                                            -----------
                                              4,341,448
                                            -----------
   CONSUMER STAPLES (2.9%)
     Broadcasting (1.1%)
     4,700   Cox Enterprises (b)                115,150
    25,000   Interep National Radio
              Sales, Inc. (b)                   156,250
     6,146   Salem
              Communications
              Corporation (b)                   172,395
     6,800   Westwood One,
              Inc. (b)                          191,352
                                            -----------
                                                635,147
                                            -----------
     Entertainment (.7%)
    24,339   Championship Auto
              Racing Teams, Inc. (b)            395,509
                                            -----------
     Restaurants (.2%)
     6,510   Zapata
              Corporation (b)                   140,030
                                            -----------

              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                        VALUE(a)
------                                        --------
CONSUMER STAPLES--CONTINUED
     Service (.9%)
    14,047   Amerco, Inc. (b)               $   272,512
     9,900   Arbitron, Inc. (b)                 260,370
                                            -----------
                                                532,882
                                            -----------
   ENERGY (12.4%)
     Mining (.3%)
     7,800   Peabody Holding
              Company                           194,844
                                            -----------
     Oil (.3%)
    19,300   Newpark Resources,
              Inc. (b)                          171,384
                                            -----------
     Oil & Gas (11.8%)
    18,000   Cabot Oil & Gas
              Corporation                       451,800
   164,100   Canadian 88 Energy
              Corporation (b)(c)                255,996
     2,669   Canadian Natural
              Resources, Ltd. (c)                79,029
    17,400   Chieftain
              International,
              Inc. (b)(c)                       503,904
     8,200   Clayton Williams
              Energy, Inc. (b)                  127,838
     6,000   Core Laboratories
              NV (b)(c)                         117,120
    13,600   HS Resources,
              Inc. (b)                          871,760
    63,800   Ocean Energy, Inc.               1,253,032
     6,400   OSCA, Inc. (b)                     115,456
     4,700   Patina Oil & Gas                   125,114
    18,294   Plains Resources,
              Inc. (b)                          507,658
    17,627   Pure Resources,
              Inc. (b)                          323,455
     3,400   Stone Energy
              Corporation (b)                   154,870
    16,900   W-H Energy Services,
              Inc. (b)                          396,305
    44,500   Western Gas
              Resources, Inc. (b)(c)          1,322,540
    25,050   XTO Energy
              Company                           376,501
                                            -----------
                                              6,982,378
                                            -----------
   FINANCIAL (10.2%)
     Banks (1.5%)
    14,600   Silicon Valley
              Bancshares (b)                $   294,336
    18,983   Staten Island
              BanCorporation, Inc.              580,880
                                            -----------
                                                875,216
                                            -----------
     Commercial Finance (.3%)
     6,900   Dun & Bradstreet
              Corporation (b)                   190,992
                                            -----------
     Finance-Diversified (1.2%)
    12,500   Dollar Thrifty Auto
              Group, Inc. (b)                   233,750
    13,800   Moodys Corporation                 458,988
                                            -----------
                                                692,738
                                            -----------
     Insurance (5.6%)
    32,700   ACE, Ltd. (c)                    1,141,557
     8,300   Everest Re Group,
              Ltd. (c)                          581,830
     4,300   Fidelity National
              Finance                           110,252
     7,400   Landamerica Financial
              Group                             236,800
     6,100   Odyssey Reinsurance
              Holdings
              Corporation (b)                    96,685
    12,900   PartnerRe, Ltd. (c)                641,775
     7,300   RenaissanceRe
              Holding, Ltd. (c)                 528,520
                                            -----------
                                              3,337,419
                                            -----------
     Investment Bankers/Brokers (.1%)
     3,800   Instinet Group,
              Inc. (b)                           52,820
                                            -----------
     Real Estate Investment Trust (.3%)
     9,100   Entertainment
              Properties Trust                  158,340
                                            -----------
     Savings and Loans (1.2%)
    14,300   Dime Bancorp, Inc.                 582,725
    14,300   Dime Bancorp,
              Inc. - warrants (b)                 3,432
     2,400   Richmond County
              Financial Corporation             103,920
                                            -----------
                                                690,077
                                            -----------

              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                        VALUE(a)
------                                        --------
HEALTH CARE (5.2%)
     Biotechnology (.5%)
     1,800   Aviron (b)                     $    47,340
    10,688   Invivo
              Corporation (b)                   126,867
    11,600   Versicor (b)                       145,000
                                            -----------
                                                319,207
                                            -----------
     Drugs (1.6%)
    48,500   Sangstat Medical
              Corporation (b)                   743,505
     4,200   Sepracor, Inc. (b)                 185,052
                                            -----------
                                                928,557
                                            -----------
     Hospital Management (.2%)
     4,200   Community Health
              Systems (b)                       134,400
                                            -----------
     Medical Products/Supplies (1.1%)
    33,600   Aradigm
              Corporation (b)                   150,528
     8,100   ArthoCare
              Corporation (b)                   243,648
    22,200   Aspect Medical
              Systems, Inc. (b)                 264,402
                                            -----------
                                                658,578
                                            -----------
     Special Services (1.8%)
    47,800   DaVita, Inc. (b)                 1,024,832
     2,500   Dynacare, Inc. (b)(c)               30,000
                                            -----------
                                              1,054,832
                                            -----------
      TECHNOLOGY (13.5%)
     Communications Equipment (.6%)
     2,308   Alamosa PCS
              Holdings, Inc. (b)                 38,590
    13,900   Plantronics, Inc. (b)              295,375
       100   Tellium, Inc. (b)                    1,315
                                            -----------
                                                335,280
                                            -----------
     Computer Hardware (.3%)
    10,600   SBS Technologies,
              Inc. (b)                          201,188
                                            -----------
     Computer Peripherals (.4%)
    12,700   Hutchinson
              Technology, Inc. (b)              234,442
                                            -----------
     Computer Services & Software (.7%)
    20,400   Micros Systems,
              Inc. (b)                      $   393,720
                                            -----------
     Electrical Defense (1.2%)
     7,400   Alliant Techsystems,
              Inc. (b)                          734,080
                                            -----------
     Electrical Instruments (3.4%)
    40,000   BEI Technologies,
              Inc.                            1,108,400
     8,500   Benchmark
              Electronics, Inc. (b)             189,805
     4,300   Cognex
              Corporation (b)                   132,268
    14,800   Coherent, Inc. (b)                 547,304
     8,900   Nova Measuring
              Instruments,
              Ltd. (b)(c)                        34,176
     7,800   Opticnet, Inc. (b)(d)                  624
                                            -----------
                                              2,012,577
                                            -----------
     Electrical Semiconductor (2.1%)
    20,500   Actel
              Corporation (b)                   448,950
     4,500   Axcelis Technologies,
              Inc. (b)                           63,765
    23,900   Entegris, Inc. (b)                 273,655
    10,500   ON Semiconductor
              Corporation (b)                    35,595
    18,900   Tvia, Inc. (b)                      38,745
     5,900   Varian Semiconductor
              Equipment (b)                     207,444
     4,500   Veeco Instruments,
              Inc. (b)                          166,275
                                            -----------
                                              1,234,429
                                            -----------
     Electronics-Computer Distribution (1.2%)
    20,600   Kemet
              Corporation (b)                   398,816
    16,000   Thomas and Betts
              Corporation                       332,000
                                            -----------
                                                730,816
                                            -----------
     Equipment Semiconductor (.9%)
     2,500   Advanced Technology
              Materials, Inc. (b)                63,600

              See accompanying notes to investments in securities.

                                               MARKET
SHARES                                        VALUE(a)
------                                        --------
TECHNOLOGY--CONTINUED
    19,000   MKS Instruments,
              Inc. (b)                      $   486,210
                                            -----------
                                                549,810
                                            -----------
     Publishing (2.0%)
    38,200   Proquest
              Company (b)                     1,185,728
                                            -----------
     Service-Data Processing (.7%)
     6,900   Fair Isaac & Company               430,560
                                            -----------
   TRANSPORTATION (3.5%)
     Air Freight (.6%)
    31,516   AirNet Systems,
              Inc. (b)                          233,218
     7,300   EGL, Inc. (b)                      101,397
                                            -----------
                                                334,615
                                            -----------
     Airlines (1.9%)
    41,200   America West
              Holdings
              Corporation (b)                   426,420
    55,000   Mesa Air Group,
              Inc. (b)                          687,500
                                            -----------
                                              1,113,920
                                            -----------
     Railroads (.8%)
    18,000   Genesee & Wyoming,
              Inc. (b)                      $   485,100
                                            -----------
     Shipping (.2%)
     8,100   General Maritime
              Corporation (b)                    90,720
                                            -----------
   UTILITIES (1.6%)
     Electric Companies (1.6%)
       500   Allegheny Energy,
              Inc.                               21,560
     1,500   Black Hills
              Corporation                        61,470
    23,700   Sierra Pacific
              Resources                         373,986
    26,300   Western Resources,
              Inc.                              488,917
                                            -----------
                                                945,933
                                            -----------
     Power Products-Industrial (--)
     1,800   Plug Power Inc. (b)                 22,464
                                            -----------
Total common stock
(cost: $41,770,820)                          54,127,839
                                            -----------

SHARES/PAR                                                RATE   MATURITY
----------                                                ----   --------
Short-Term Securities (8.8%)
 1,000,000   American Express Credit Corporation          3.79%  8/2/2001           999,788
 1,000,000   Household Finance Corporation                3.81%  8/7/2001           999,263
 2,873,497   Wells Fargo & Company - Cash Investment Fund I, current rate 3.950%  2,873,497
   374,202   Wells Fargo & Company - Treasury Plus Fund, current rate 3.630%        374,202
                                                                                -----------
             Total short-term securities (cost: $5,246,969)                       5,246,750
                                                                                -----------
             Total investments in securities (cost: $47,017,789) (e)            $59,374,589
                                                                                ===========

Notes to Investments in Securities
----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) The Fund held 13.8% of net assets in foreign securities as of July 31, 2001.
(d) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 8 to the financial statements.) Information concerning the restricted security held at July 31, 2001, which includes acquistion date and cost, is as follows:

                                    ACQUISITION
     SECURITY:                          DATE         COST
                                      --------       ----
     Opticnet, Inc.                   10/30/00       $624

(e) At July 31, 2001 the cost of securities for federal income tax purposes was $47,186,077. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation          $15,888,554
     Gross unrealized depreciation           (3,700,042)
                                            -----------
     Net  unrealized appreciation           $12,188,512
                                            ===========

                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2001

                                     ASSETS
Investments in securities, at market value - see accompanying schedule for
 detailed listing (identified cost: $47,017,789) (a)                                                    $59,374,589
Receivable for Fund shares sold                                                                             214,818
Accrued interest receivable                                                                                  10,331
Dividends receivable                                                                                         11,095
Organizational costs (note 5)                                                                                 8,872
Collateral for securities loaned (note 6)                                                                11,803,402
Other receivables                                                                                             1,782
                                                                                                        -----------
     Total assets                                                                                        71,424,889
                                                                                                        -----------
                                   LIABILITIES
Payable for investment securities purchased                                                                 194,694
Payable for Fund shares redeemed                                                                              2,735
Payable to Adviser                                                                                           95,073
Payable upon return of securities loaned (note 6)                                                        11,803,402
                                                                                                        -----------
     Total liabilities                                                                                   12,095,904
                                                                                                        -----------
Net assets applicable to outstanding capital stock                                                      $59,328,985
                                                                                                        ===========
Represented by:
   Capital stock - authorized 10 billion shares (Class A - 2 billion shares,
   Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of
   $.01 par value                                                                                       $    39,485
   Additional paid-in capital                                                                            44,132,866
   Accumulated net realized gains from investments                                                        2,799,834
   Unrealized appreciation on investments                                                                12,356,800
                                                                                                        -----------
     Total - representing net assets applicable to outstanding capital stock                            $59,328,985
                                                                                                        ===========
Net assets applicable to outstanding Class A shares                                                     $54,735,221
                                                                                                        ===========
Net assets applicable to outstanding Class B shares                                                     $ 4,114,405
                                                                                                        ===========
Net assets applicable to outstanding Class C shares                                                     $   479,359
                                                                                                        ===========
Shares outstanding and net asset value per share:
   Class A - Shares outstanding 3,637,599                                                               $     15.05
                                                                                                        ===========
   Class B - Shares outstanding 278,635                                                                 $     14.77
                                                                                                        ===========
   Class C - Shares outstanding 32,319                                                                  $     14.83
                                                                                                        ===========
(a)  Includes securities on loan of $11,095,866

                See accompanying notes to financial statements.

                                                         STATEMENT OF OPERATIONS
                                                FOR THE YEAR ENDED JULY 31, 2001

Investment income:
   Interest                                                                                           $      86,613
   Dividends                                                                                                299,025
   Income for securities lending activities                                                                   4,517
                                                                                                      -------------
       Total investment income                                                                              390,155
                                                                                                      -------------
Expenses (note 4):
   Investment advisory fee                                                                                  325,568
   Rule 12b-1 fees - Class A                                                                                107,464
   Rule 12b-1 fees - Class B                                                                                 31,679
   Rule 12b-1 fees - Class C                                                                                  3,560
   Administrative services fee                                                                               74,400
   Amortization of organizational costs                                                                      17,892
   Transfer agent fees                                                                                       63,340
   Custodian fees                                                                                             9,346
   Auditing and accounting services                                                                          13,657
   Legal fees                                                                                                 7,830
   Directors' fees                                                                                              924
   Registration fees                                                                                         31,430
   Printing and shareholder reports                                                                          39,221
   Insurance                                                                                                  1,570
   Other                                                                                                      1,520
                                                                                                      -------------
       Total expenses                                                                                       729,401
   Less fees and expenses waived or absorbed by Adviser and Distributor:
     Class A Rule 12b-1 fees                                                                                (42,986)
     Other waived fees                                                                                       (7,163)
                                                                                                      -------------
       Total fees and epenses waived or absorbed                                                            (50,149)
                                                                                                      -------------
       Total net expenses                                                                                   679,252
                                                                                                      -------------
       Investment loss - net                                                                               (289,097)
                                                                                                      -------------
Realized and unrealized gains on investments:
   Net realized gains on investments (note 3)                                                             3,528,586
   Net change in unrealized appreciation or depreciation on investments                                  10,099,522
                                                                                                      -------------
       Net gains on investments                                                                          13,628,108
                                                                                                      -------------
Net increase in net assets resulting from operations                                                  $  13,339,011
                                                                                                      =============


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JULY 31, 2001 AND 2000

                                                                                           2001             2000
                                                                                       -----------      -----------
Operations:
   Investment income (loss) - net                                                      $  (289,097)     $   146,903
   Net realized gain on investments                                                      3,528,586        2,075,494
   Net change in unrealized appreciation or depreciation
     on investments                                                                     10,099,522       (1,269,692)
                                                                                       -----------      -----------
       Increase in net assets resulting from operations                                 13,339,011          952,705
                                                                                       -----------      -----------
Distributions to shareholders from:
   Investment income - net:
     Class A                                                                                     -         (143,064)
     Class B                                                                                     -           (3,489)
     Class C                                                                                     -             (350)
   Net realized gains on investments:
     Class A                                                                            (1,209,518)        (125,236)
     Class B                                                                               (91,557)          (3,055)
     Class C                                                                                (9,739)            (307)
                                                                                       -----------      -----------
       Total distributions                                                              (1,310,814)        (275,501)
                                                                                       -----------      -----------
Capital share transactions (notes 4 and 7):
   Proceeds from sales:
     Class A                                                                            14,129,639          694,580
     Class B                                                                             1,147,269          323,499
     Class C                                                                               182,197           64,501
   Proceeds from issuance of shares as a result of reinvested dividends:
     Class A                                                                               198,759           26,472
     Class B                                                                                90,161            6,466
     Class C                                                                                 9,462              644
   Payments for redemption of shares:
     Class A                                                                            (2,096,012)      (1,705,272)
     Class B                                                                              (428,829)        (954,805)
     Class C                                                                               (74,966)        (254,900)
                                                                                       -----------      -----------
       Increase (decrease) in net assets from capital share transactions                13,157,680       (1,798,815)
                                                                                       -----------      -----------
       Total increase (decrease) in net assets                                          25,185,877       (1,121,611)
Net assets at beginning of year                                                         34,143,108       35,264,719
                                                                                       -----------      -----------
Net assets at end of year (including undistributed net investment
   income of $0 and $2,878, respectively)                                              $59,328,985      $34,143,108
                                                                                       ===========      ===========

                 See accompanying notes to financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JULY 31, 2001

(1)  ORGANIZATION

     Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

     The Fund may elect to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended July 31, 2001, would reduce net realized gains for tax purposes.

     On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income by $286,219, decrease accumulated net realized gain by $268,581, and decrease additional paid-in capital by $17,638.

   DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually. For federal income tax purposes, the Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year ended July 31, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $23,664,055 and $17,032,523, respectively.

(4)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .68 percent on the next $1 billion and .66 percent on net assets in excess of $2 billion.

     Advantus Capital has a sub-advisory agreement with State Street Research & Management Company (State Street Research). The sub-advisory agreement provides that Advantus Capital shall pay State Street Research a monthly management fee which will vary depending on the total "small company value" assets sub-advised by State Street Research for Advantus Capital, including assets of Venture Fund and small company value assets of other mutual funds and private accounts. Total assets are measured each March 31, June 30, September 30, and December 31. Advantus Capital pays State Street Research from the advisory fee at a rate equal to .65 percent on the first $500 million in assets, .60 percent on the next $500 million in assets, and .50 percent on assets in excess of $1 billion.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a
 .25 percent service fee. Securian is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Securian waived Class A Rule 12b-1 fees in the amount of $42,986 for the period ended July 31, 2001.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing and redemption agent and bears the expense of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has voluntarily agreed to absorb all Fund costs and expenses which exceed 1.40% of Class A average daily net assets, 2.25% of Class B average daily net assets, and 2.25% of Class C average daily net assets. During the year ended July 31, 2001 Advantus Capital voluntarily agreed to absorb $21,116 in expenses which were otherwise payable by the Fund.

     For the year ended July 31, 2001 sales charges received by Securian for distributing the Funds three classes of shares amounted to $30,384.

     As of July 31, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                 NUMBER OF SHARES     PERCENTAGE OWNED
                                 ----------------     ----------------
Class A                            3,344,613               91.9%
Class B                                5,684                2.0%
Class C                                5,676               17.6%

     Legal fees were paid to a law firm of which the Funds secretary is a partner in the amount of $6,098.

(5)  ORGANIZATIONAL COSTS

     The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6)  SECURITIES LENDING CONTRACTS

     To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At July 31, 2001, the collateral is invested in cash equivalents and repurchase agreements and must be 102 percent of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At July 31, 2001, securities valued at $11,095,866 were on loan to brokers and the Fund had $11,803,402 in cash collateral.

(7)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the year ended July 31, 2001 and 2000 were as follows:

                                                         CLASS A                 CLASS B                  CLASS C
                                                -----------------------   --------------------    --------------------
                                                    2001         2000       2001         2000        2001       2000
                                                ----------     --------   ----------  --------    ----------  --------
Sold                                             1,044,828       65,226       83,650    31,026        13,032     6,131
Issued for reinvested distributions                 16,689        2,579        7,731       636           801        63
Redeemed                                          (158,483)    (162,546)     (32,805)  (92,020)       (5,435)  (24,102)
                                                ----------     --------   ----------  --------    ----------  --------
                                                   903,034      (94,741)      58,576   (60,358)        8,398   (17,908)
                                                ==========     ========   ==========  ========    ==========  ========

(8)  ILLIQUID SECURITIES

     At July 31, 2001, investments in illiquid securities are limited to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at July 31, 2001 was $624 which represents 0.0% of net assets.

(9)  NEW ACCOUNTING PRONOUNCEMENT

     In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Adopting the revised guide is not expected to have a significant impact on the Fund's financial position, results of operation or changes in its net assets.

                 (This page has been left blank intentionally.)

(9)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:


                                                                             CLASS A
                                                      ------------------------------------------------------
                                                                                                PERIOD FROM
                                                                                                JANUARY 31,
                                                               YEAR ENDED JULY 31,               1997(d) TO
                                                      ----------------------------------------     JULY 31,
                                                        2001       2000      1999       1998        1997
                                                      -------     -------   -------    -------     -------
Net asset value, beginning of year                    $ 11.47     $ 11.20   $ 12.03    $ 11.73     $ 10.17
                                                      -------     -------   -------    -------     -------
Income from investment operations:
  Net investment income (loss)                           (.06)        .05       .10        .06         .05
  Net gains (losses) on securities
   (both realized and unrealized)                        4.04         .32      (.59)       .98        1.55
                                                      -------     -------   -------    -------     -------
   Total from investment operations                      3.98         .37      (.49)      1.04        1.60
                                                      -------     -------   -------    -------     -------
Less distributions:
  Dividends from net investment income                      -        (.06)     (.09)      (.08)       (.04)
  Dividends in excess of net
   investment income                                        -        (.04)        -          -           -
  Distributions from net realized gains                  (.40)          -      (.23)      (.66)          -
  Tax return of capital                                     -           -      (.02)         -           -
                                                      -------     -------   -------    -------     -------
   Total distributions                                   (.40)       (.10)     (.34)      (.74)       (.04)
                                                      -------     -------   -------    -------     -------
Net asset value, end of year                          $ 15.05     $ 11.47   $ 11.20    $ 12.03     $ 11.73
                                                      =======     =======   =======    =======     =======
Total return (a)                                        35.18%       3.74%    (3.89)%     8.92%      15.79%
Net assets, end of year
  (in thousands)                                      $54,735     $31,371   $31,683    $34,630     $30,662
Ratio of expenses to average daily
  net assets (c)                                         1.40%       1.40%     1.40%      1.38%       1.35%
Ratio of net investment income (loss) to
  average daily net assets (c)                          (.56)%        .63%      .81%       .55%        .90%
Portfolio turnover rate (excluding short-term
  securities)                                            37.8%      169.0%    103.9%      45.0%       39.6%

-----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charge. For periods less than one year, total return presented has not been annualized.
(b)  Adjusted to an annual basis.
(c) The Fund's Adviser and Distributor voluntarily waived or absorbed $50,149, $97,212, $77,189, $59,431 and $26,677 in expenses for the years ended July 31, 2001, 2000, 1999, and 1998 and the period from January 31, 1997
     (commencement of operations) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.51%, 1.71%, 1.64%, 1.55% and 1.55%, and the ratio of net

                                                                             CLASS B
                                                      ------------------------------------------------------
                                                                                                PERIOD FROM
                                                                                                 JANUARY 31,
                                                                YEAR ENDED JULY 31,              1997(d) TO
                                                      ----------------------------------------     JULY 31,
                                                       2001         2000      1999      1998         1997
                                                      -------     -------   -------    -------     -------
Net asset value, beginning of year                    $ 11.36     $ 11.11   $ 11.94    $ 11.71     $ 10.17
                                                      -------     -------   -------    -------     -------
Income from investment operations:
  Net investment income (loss)                           (.16)       (.04)        -       (.02)        .01
  Net gains (losses) on securities
   (both realized and unrealized)                        3.97         .32      (.58)       .92        1.54
                                                      -------     -------   -------    -------     -------
   Total from investment operations                      3.81         .28      (.58)       .90        1.55
                                                      -------     -------   -------    -------     -------
Less distributions:
  Dividends from net investment income                      -        (.02)     (.02)      (.01)       (.01)
  Dividends in excess of net
   investment income                                        -        (.01)        -          -           -
  Distributions from net realized gains                  (.40)          -      (.23)      (.66)          -
  Tax return of capital                                     -           -         -          -           -
                                                      -------     -------   -------    -------     -------
   Total distributions                                   (.40)       (.03)     (.25)      (.67)       (.01)
                                                      -------     -------   -------    -------     -------
Net asset value, end of year                          $ 14.77     $ 11.36   $ 11.11    $ 11.94     $ 11.71
                                                      =======     =======   =======    =======     =======
Total return (a)                                        34.01%       2.89%    (4.77)%     7.65%      15.33%
Net assets, end of year
  (in thousands)                                      $ 4,114     $ 2,500   $ 3,115    $ 3,529     $ 1,052
Ratio of expenses to average daily
  net assets (c)                                         2.25%       2.24%     2.25%      2.25%       2.25%(b)
Ratio of net investment income (loss) to
  average daily net assets (c)                          (1.41)%      (.24)%    (.04)%     (.26)%       .01%(b)
Portfolio turnover rate (excluding short-term
  securities)                                            37.8%      169.0%    103.9%      45.0%       39.6%

                                                                          CLASS C
                                                      ------------------------------------------------------
                                                                                                 PERIOD FROM
                                                                                                 JANUARY 31,
                                                               YEAR ENDED JULY 31,               1997(d) TO
                                                      ----------------------------------------    JULY 31,
                                                        2001       2000      1999       1998        1997
                                                      -------     -------   -------    -------     -------
Net asset value, beginning of year                    $ 11.41     $ 11.15   $ 11.98    $ 11.71     $ 10.17
                                                      -------     -------   -------    -------     -------
Income from investment operations:
  Net investment income (loss)                           (.15)       (.03)     (.01)      (.03)        .01
  Net gains (losses) on securities
   (both realized and unrealized)                        3.98         .32      (.57)       .97        1.54
                                                      -------     -------   -------    -------     -------
   Total from investment operations                      3.83         .29      (.58)       .94        1.55
                                                      -------     -------   -------    -------     -------
Less distributions:
  Dividends from net investment income                      -        (.02)     (.02)      (.01)       (.01)
  Dividends in excess of net
   investment income                                        -        (.01)        -          -           -
  Distributions from net realized gains                  (.40)          -      (.23)      (.66)          -
  Tax return of capital                                     -           -         -          -           -
                                                      -------     -------   -------    -------     -------
   Total distributions                                   (.40)       (.03)     (.25)      (.67)       (.01)
                                                      -------     -------   -------    -------     -------
Net asset value, end of year                          $ 14.83     $ 11.41   $ 11.15    $ 11.98     $ 11.71
                                                      =======     =======   =======    =======     =======
Total return (a)                                        33.94%       2.95%    (4.81)%     7.90%      15.38%
Net assets, end of year
  (in thousands)                                      $   479     $   273   $   467    $   702     $   175
Ratio of expenses to average daily
  net assets (c)                                         2.25%       2.24%     2.25%      2.25%       2.25%(b)
Ratio of net investment income (loss) to
  average daily net assets (c)                          (1.41)%      (.24)%    (.04)%     (.26)%       .01%(b)
Portfolio turnover rate (excluding short-term
  securities)                                            37.8%      169.0%    103.9%      45.0%       39.6%

     investment income to average daily net assets would have been (.67)%, .32%, .57%, .38%, and .70% for the years ended July 31, 2001, 2000, 1999, and
     1998 and the period from January 31, 1997 (commencement of operations) to July 31, 1997, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.26%, 2.45%, 2.36%, 2.25% and 2.25% respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.42)%, (.45)%, (.15)%, (.26)% and .01%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.26%, 2.45%, 2.36%, 2.25% and 2.25%
     respectively, and the ratio of net investment income (loss) to average daily net assets would have been (1.42)%, (.45)%, (.15)%, (.26)% and .01%, respectively.

(d)  Commencement of operations.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
Advantus Venture Fund, Inc.:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Venture Fund, Inc. (the Fund) as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period from January 31, 1997, commencement of operations, to July 31, 1997. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondance with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2001, and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.



                                    KPMG LLP

Minneapolis, Minnesota
September 5, 2001

                                                           ADVANTUS VENTURE FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended July 31, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

      Income distribution - taxable as dividend income, 19.2% qualifying for deductions by corporations.

CLASS A
                                                                                     PER
PAYABLE DATE                                                                        SHARE
------------                                                                     ----------
December 1, 2000*                                                                $    .4032
*Includes $.1464 of short-term capital gains (taxable as dividend income).

CLASS B
                                                                                     PER
PAYABLE DATE                                                                        SHARE
------------                                                                     ----------
December 1, 2000*                                                                $    .4032
*Includes $.1464 of short-term capital gains (taxable as dividend income).

CLASS C
                                                                                     PER
PAYABLE DATE                                                                        SHARE
------------                                                                     ----------
December 1, 2000*                                                                $    .4032

*Includes $.1464 of short-term capital gains (taxable as dividend income).

SHAREHOLDER SERVICES

The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services,Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management,Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management,Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $13.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS
Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS
  ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. READ THE PROSPECTUS
                          CAREFULLY BEFORE YOU INVEST.


                               [LOGO]ADVANTUS(TM)
                                 FAMILY OF FUNDS

                       SECURIAN FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-237-1838

                                                          ----------------------
SECURIAN FINANCIAL SERVICES, INC.                           PRESORTED STANDARD
400 ROBERT STREET NORTH                                     U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                        ST. PAUL, MN
                                                             PERMIT NO. 3647
                                                          ----------------------


ADDRESS SERVICE REQUESTED







F.51519 Rev. 9-2001